UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

June 20, 2006

COVENTRY HEALTH CARE, INC.

(Exact name of registrant as specified in its charter).

Delaware	1-16477	52-2073000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6705 Rockledge Drive, Suite 900, Bethesda, Maryland 20817

(Address of principal executive offices) (Zip Code)

(301) 581-0600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre–commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre–commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

SECTION 7 – REGULATION FD

ITEM 7.01 – Regulation FD Disclosure

Coventry Health Care, Inc. (the “Company”) issued a press release today announcing that U.S. District Judge Federico A. Moreno has issued a summary judgment order in favor of the Company dismissing all remaining claims filed against the Company as a part of the Charles B. Shane., et al., vs. Humana, Inc., et al., litigation filed in the United States District Court for the Southern District of Florida, Miami Division, Multi-District Litigation, No. 1334. This lawsuit was filed by a group of physicians as a class action against the Company and nine other companies in the managed care industry. The press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

ITEM 9.01 – Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated June 20, 2006

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENTRY HEALTH CARE, INC.

By: /s/ John J. Ruhlmann
John J. Ruhlmann
Vice President and Corporate Controller
Dated: June 20, 2006

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Press Release dated June 20, 2006